UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 11, 2021

CTS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

IN	1-4639	35-0225010
(State or other jurisdiction of incorporation)	(Commission File Number)	(1.R.S. Employer Identification No)
4925 Indiana Avenue
Lisle IL		60532
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code:(630) 577-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. l 4d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	CTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 11, 2021, the Board of Directors of CTS Corporation (the “Company”) increased the size of its board from seven to eight members, and elected Donna M. Costello to fill the resulting vacancy.

Ms. Costello most recently served as Chief Financial Officer of C&D Technologies, Inc. Prior executive leadership roles Ms. Costello has held include Chief Financial Officer, Vice President, Controller and Chief Accounting Officer of Sequa Corporation.  Ms. Costello comes to CTS with over 25 years of financial experience.

As a non-employee director, Ms. Costello will receive compensation in the same manner as the Company’s other non-employee directors, which compensation the Company previously disclosed in its Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 2, 2020.  Ms. Costello will serve as a member of the Audit Committee and the Compensation Committee of the Company.

The Company will enter into an Indemnification Agreement with Ms. Costello, the form of which was previously disclosed in Exhibit 10.1 on our Form 8-K filed with the Securities and Exchange Commission on February 18, 2015.  A copy of this press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.Other Events.

Scott L. D’Angelo, 50, has agreed to serve as Vice President, General Counsel and Secretary of the Company effective February 11, 2021. Prior to joining the Company, Mr. D’Angelo was a member of the International Commercial and Trade Practice Group of Baker McKenzie, LLP in Chicago, IL, and served as Vice President, Deputy General Counsel & Chief Compliance Officer of Fortune Brands Home & Security, Inc. in Deerfield, IL and in several senior roles with McDonald’s Corporation in Chicago, IL.

Item 9.01Financial Statements and Exhibits

   (d) Exhibits

Exhibit	Description
99.1	Press release dated February 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2021		CTS CORPORATION

	By:	/s/ Ashish Agrawal
Ashish Agrawal
Vice President and Chief Financial Officer